Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

MANAGERS TRUST I

Managers Micro-Cap Fund

Supplement dated September 24, 2013 to the Prospectus dated March 1, 2013, as supplemented March 25, 2013 and August 16, 2013

The following information supplements and supersedes any information to the contrary relating to Managers Micro-Cap Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s prospectus (the “Prospectus”) dated March 1, 2013, as supplemented March 25, 2013, and August 19, 2013.

Effective September 24, 2013, the section titled “Principal Investment Strategies” on page 6 of the Prospectus is hereby replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. micro-cap stocks. The Fund generally considers a stock to be a micro-cap stock if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell Microcap® Index. As of May 31, 2012, the range of market capitalizations for the Russell Microcap® Index was $7 million to $2.1 billion. The Fund may retain securities that it already purchased even if the stock outgrows the capitalization limits. The Fund will invest in a combination of value-oriented and growth-oriented stocks.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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